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                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

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                             WABASH NATIONAL CORP.
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                (Name of Registrant as Specified In Its Charter)

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
                             STOCKHOLDER INFORMATION



EXECUTIVE OFFICERS                                           DIRECTORS
William P. Greubel                                           David C. Burdakin
President, Chief Executive Officer and Director              President
                                                             HON Company
Mark R. Holden
Senior Vice President - Chief Financial Officer              William P. Greubel
                                                             President and Chief Executive Officer
Richard J. Giromini                                          Wabash National Corporation
Senior Vice President - Chief Operating Officer
                                                             John T. Hackett
Rodney P. Ehrlich                                            Chairman of the Board of Directors
Senior Vice President - Product Engineering &                Wabash National Corporation
Development
                                                             Dr. Martin C. Jischke
                                                             President
AUDITORS                                                     Purdue University
Ernst & Young
111 Monument Circle                                          Ludvik F. Koci
Suite 2600                                                   Member of the Board of Directors
Indianapolis, Indiana  46204                                 Wabash National Corporation


TRANSFER AGENT                                               REQUESTS
National City Bank                                           If stockholders request information or
Corporate Trust Operations                                   assistance, please write or telephone:
PO Box 92301
Cleveland, Ohio  44193-0900                                  Wabash National Corporation
Telephone:  1-800-622-6757                                   c/o Investor Relations
                                                             PO Box 6129
                                                             Lafayette, Indiana  47903
STOCK LISTING                                                (765) 771-5310
Symbol:  WNC
New York Stock Exchange
                                                             INTERNET ADDRESS
                                                             http://www.wabashnational.com

                                                             April 29, 2003

LETTER FROM THE PRESIDENT

This past year marked a year of significant change for the Company. This Company has been keenly focused on growth. Fundamental to this was our ability and willingness to take risks to offer products that greatly benefited our customers. We were rewarded with continuing business by the largest best financed fleets in North America. During this process however we lost focus on maximizing profitability and building a sustainable business model.

During 2002, we positioned and focused the organization on profitable growth as the industry transitions out of one of the worst and longest cyclical troughs in decades. Our achievements in 2002 were due to the excellent work and effort of our associates throughout our organization. We are in the midst of a cultural evolution where our associates now have a mindset on continuously improving everything we do, again and again. Our focus on safety, quality, product and process standardization, and cost reduction have created a wonderful building block on which we will build on year after year. What were once considered "critical issues" are now steadfast programs. We understand what needs to be done and how it affects our customers and shareholders and we are getting it done!

Let me share some of our successes in 2002.

     --  Safety. Our recordable incident rate declined by 48%
     --  Quality. Improved our first pass yield by 100%
     --  Delivery. Achieved 100% schedule attainment in December
     --  Productivity. Increased plant throughput by 23%
     -- Cost Reduction. Reduced total costs by approximately $50 million annually
     --  Branch Operations. Closed seven non-performing branches
     --  Used Trailer Inventory. Reduced inventory by $50 million
     --  Debt Pay-down. Reduced debt by $100 million
     --  International Operations. Divested operations
     -- Research & Development. Commercialized new Duraplate(R) trailer and container
     -- Rationalized Capacity. Developed capacity to satisfy peak demand in one location five days a week that previously required three locations working seven days a week.

We have met or exceeded our goals and intend to continue this process throughout 2003. The necessary programs are identified and we are actively engaged. We have amended some of our "critical issues" to include focus on increasing our customer breadth and improving our ratio of used trailer sales to retail customers versus re-sellers. Our branch operations will play a key role in accomplishing this goal. Our strategy will be to provide solutions to our customer's needs both on a local and regional basis.

Today we look forward to an industry that is showing signs of recovery. We are positioning our business to take full advantage of this both in terms of growth and profitability. Our intent is to continuously pay down debt through cash flow from operations, working capital improvements and sale of non-core assets. We do not intend to lose sight of how this Company was built, yet our culture will also espouse profitability and shareholder value.


Sincerely,

/s/ BILL GREUBEL
------------------------
William P. Greubel
President, Chief Executive Officer and Director